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                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported):    October 2, 1998
                                                  (September 18, 1998)

                                XETA Corporation
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             (Exact name of registrant as specified in its charter)

         Oklahoma                         0-16231              73-1130045
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(State or other jurisdiction            (Commission           (IRS Employer
     of Incorporation)                  File Number)        Identification No.)


4500 S. Garnett, Suite 1000, Tulsa, Oklahoma                    74146
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  (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:        918-664-8200
                                                   -----------------------------
                                 Not Applicable
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             (Former name or address, if changed since last report.)


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Item 2.  Acquisition or Disposition of Assets

         On September 18, 1998, XETA Corporation (the "Company") acquired from Williams Communications Solutions, LLC ("WCS") substantially all of the service rights and spare parts inventory related to WCS' service base of Hitachi(R) DX and HCX switches and Centigram voice mail systems connected to those switches. WCS is engaged in the business of selling and servicing a variety of PBX and voice mail systems which, prior to the closing, included Hitachi(R) switches. The service rights purchased by the Company include approximately 94 locations under service contracts, 85 locations for which service is provided on a "time and materials" basis, and nine locations under warranty agreements. The majority of service contracts expire within one year from closing, and generally provide the customer with the right to cancel the contract upon thirty days notice. The Company will assume service obligations for each of these locations on a gradual basis over a period of two months commencing on October 1, 1998. During the period between the closing and the date upon which the Company assumes service responsibility for a particular location, WCS will continue to service the location. In connection with the acquisition, WCS entered into a three-year covenant not to compete pursuant to which it agreed not to solicit the customers for which the service rights were sold to the Company.

         The purchase price for the assets acquired was $2,275,000 in cash, subject to adjustment as described below, of which $1,860,000 (less a credit of $113,288.27 representing customer service fees previously paid to WCS for services to be provided by the Company after closing) was paid at closing on September 18, 1998, and the balance will be paid within 150 days following closing after delivery and testing of the inventory. The purchase price will be adjusted for any defective inventory eliminated from the sale after testing, and for the elimination of any of eight contracts that require the customer's consent to transfer if such consents are not obtained within ninety days following the closing. The purchase price was determined as a result of arms-length negotiations between unrelated parties. The entire purchase price will be paid from the Company's cash reserves.


Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  It is impracticable to provide the required pro forma financial information at the time of filing this report. The required pro forma financial information will be filed by amendment to this report no later than December 4, 1998.

         (c)      Exhibits.



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                  The following exhibits are filed with this report:

                  Exhibit No.           Description
                  -----------           -----------
                  (2)              Asset Purchase Agreement dated as of September 18,
                                   1998, between Williams Communications Solutions, LLC
                                   and XETA Corporation.

                  (99)             Noncompetition Agreement dated September 18, 1998
                                   between Williams Communications Solutions, LLC and
                                   XETA Corporation.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             XETA Corporation
                                             (Registrant)


Dated:   October 2, 1998                     By:  /s/ JACK R. INGRAM
                                                --------------------------
                                                      Jack R. Ingram
                                                      President


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                                  EXHIBIT INDEX


 SEC No.          Description                                                                                  Page
 -------          -----------                                                                                  ----
     (1)          Underwriting Agreement - None.

     (2)          Plan of acquisition, reorganization, arrangement, liquidation or succession.

                           ASSET PURCHASE AGREEMENT DATED SEPTEMBER 18, 1998 BETWEEN WILLIAMS
                           COMMUNICATIONS SOLUTIONS, LLC AND XETA CORPORATION.                                 6

                           The Schedules and Exhibits to the Asset Purchase
                           Agreement, each of which are listed below, have been omitted from this report and will be furnished to the Securities and Exchange Commission upon request.

                           Schedule 1.1(a)       Maintenance and Service Agreements
                           Schedule 1.1(b)       Time and Material Customers
                           Schedule 1.1(c)       Inventory
                           Schedule 1.2 (b)      Warranty Customers
                           Schedule 1.4          Prepaid Maintenance Schedule
                           Schedule 1.6          Purchase Price Allocation
                           Schedule 2.2          Transition Schedule
                           Schedule 3.4          Consents
                           Schedule 3.6          Title to Assets
                           Schedule 3.8(a)       Contracts and Agreements-Other Agreements
                           Schedule 3.8(b)       Contracts and Agreements-Assignability
                           Schedule 3.8(c)       Contracts and Agreements-Customer Payment
                                                 Disputes
                           Schedule 3.8(d)       Contracts and Agreements-Cancellation Notices
                           Schedule 3.11         Litigation
                           Schedule 3.14         Identity of Specific Information relating to
                                                 Assets
                           Exhibit "A"           Sample Endorsement Letter to Customer
                           Exhibit "B-1"         Letter to Hitachi Telecom (USA) Inc.
                           Exhibit "B-2"         Letter to Centigram Communications Corporation

     (4)          Instruments defining rights of security holders, including indentures - previously filed as Exhibits 3.1, 3.2 and 3.3 to the registrant's  Registration Statement on Form
                  S-1, Registration No. 33-7841.

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
     (16)         Letter on change in certifying accountant - N/A.

     (17)         Letter on director resignation - N/A.

     (20)         Other documents or statements to security holders - None.

     (23)         Consents of experts and counsel - To be filed with pro forma financial information by amendment to this report no later than December 4, 1998.

     (24)         Power of attorney - None.

     (27)         Financial Data Schedule - N/A.

     (99)         Additional exhibits.

                  NONCOMPETITION AGREEMENT DATED SEPTEMBER 18, 1998 BETWEEN
                  WILLIAMS COMMUNICATIONS SOLUTIONS, LLC AND XETA CORPORATION.                         28
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